EXHIBIT 99.1

News Release                                                              [LOGO]
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                                For investor and media inquiries please contact:
                                                               Steve E. Kunszabo
                                                    Director, Investor Relations
                                                                    732-556-2220


FOR RELEASE WEDNESDAY, DECEMBER 21, 2005
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     Centennial Communications Completes $550 Million Senior Notes Offering
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              and Declares Special Cash Dividend of $5.52 Per Share
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WALL, N.J. - Centennial Communications Corp. (NASDAQ: CYCL) ("Centennial") today announced that it has completed its offering of $550 million in aggregate principal amount of senior notes due 2013. The senior notes were issued in two series consisting of (i) $350 million of floating rate notes that will bear interest at three-month LIBOR plus 5.75% and mature in January 2013 and (ii) $200 million of fixed rate notes that will bear interest at 10% and mature in January 2013.

As previously disclosed, Centennial will use the net proceeds from the offering, together with a portion of its available cash, to pay a special cash dividend of $5.52 per share to Centennial's common stockholders and prepay approximately $39.5 million of borrowings under its senior secured credit facility. Centennial's board of directors has approved and declared the special cash dividend of $5.52 per share to Centennial's common stockholders of record as of the close of business on December 30, 2005. The payment date for the special cash dividend is expected to be on January 5, 2006.

In connection with the completion of the senior notes offering, Centennial received an amendment to its senior secured credit facility to permit, among other things, the issuance of the senior notes and payment of the special cash dividend.

For U.S. federal income tax purposes, Centennial expects that no more than 10% of the special cash dividend will be taxable as a dividend. The remainder will be treated first as a tax-free return of capital up to each stockholder's tax basis in the Company's common stock (determined on a per share basis) with any excess generally being treated as a capital gain.

The senior notes offering was conducted pursuant to Rule 144A under the Securities Act of 1933, as Amended (the "Securities Act"), and outside the United States in accordance with Regulation S under the Securities Act. The issuance of the senior notes was not registered under the Securities Act and the senior notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, any securities, nor shall there be any sale of securities mentioned in this press release in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


ABOUT CENTENNIAL
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Centennial  Communications  (NASDAQ:CYCL),  based  in  Wall,  NJ,  is a  leading provider of regional wireless and integrated communications services in the United States and the Caribbean with over 1.3 million wireless subscribers and 326,400 access lines and equivalents. The U.S. business owns and operates wireless networks in the Midwest and Southeast covering parts of six states. Centennial's Caribbean business owns and operates wireless networks in Puerto
Rico,  the  Dominican   Republic  and  the  U.S.  Virgin  Islands  and  provides
facilities-based integrated voice, data and Internet solutions. Welsh, Carson, Anderson & Stowe and an affiliate of the Blackstone Group are controlling shareholders of Centennial. For more information regarding Centennial, please
visit         our          websites          http://www.centennialwireless.com/,
http://www.centennialpr.com/ and http://www.centennialrd.com/

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SAFE HARBOR PROVISION
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Cautionary statement for purposes of the "safe harbor" provisions of the Private
Securities  Litigation  Reform Act of 1995:  Information  in this  release  that
involves  Centennial's   expectations,   beliefs,  hopes,  plans,   projections,
estimates, intentions or strategies regarding the future are forward-looking statements. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company's actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include, but are not limited to: the effects of vigorous competition in our markets, which may make it difficult for us to attract and retain customers and to grow our customer base and revenue and which may increase churn, which could reduce our revenue and increase our costs; the fact that many of our competitors are larger than we are, have greater financial resources than we do, are less leveraged than we are, have more extensive coverage areas than we do, and may offer less expensive and more
technologically   advanced  products  and  services  than  we  do;  changes  and developments in technology, including our ability to upgrade our networks to remain competitive and our ability to anticipate and react to frequent and significant technological changes which may render certain technologies used by us obsolete; our and our subsidiaries' substantial debt obligations, including restrictive covenants, which place limitations on how we conduct business; our ability to attract subscribers in our newly launched markets in Grand Rapids and Lansing, Michigan; market prices for the products and services we offer may continue to decline in the future; the effect of changes in the level of support provided to us by the Universal Service Fund; the effects of consolidation in the telecommunications industry; general economic, business, political and social conditions in the areas in which we operate, including the effects of world events, terrorism, hurricanes, tornadoes, wind storms and other natural disasters; our access to the latest technology handsets in a timeframe and at a cost similar to our competitors; the effect on our business of wireless local number portability, which allows customers to keep their wireless phone numbers when switching between service providers; our ability to successfully deploy and deliver wireless data services to our customers, including next generation 3G technology; our ability to generate cash and the availability and cost of additional capital to fund our operations and our significant planned capital expenditures, including the need to refinance or amend existing indebtedness; our dependence on roaming agreements for a significant portion of our U.S. wireless revenue and the expected decline in roaming revenue over the long term; our dependence on roaming agreements for our ability to offer our wireless customers competitively priced regional and nationwide rate plans that include areas for which we do not own wireless licenses; our ability to attract and retain qualified personnel; the effects of governmental regulation of the telecommunications industry; fluctuations in currency values related to our Dominican Republic operations; our ability to acquire, and the cost of acquiring, additional spectrum in our markets to support growth and advanced
technologies;   our  ability  to  manage,  implement  and  monitor  billing  and operational support systems; the results of litigation filed or which may be filed against us, including litigation relating to wireless billing, using wireless telephones while operating an automobile or possible health effects of
radio  frequency   transmission;   the  relative   liquidity  and  corresponding
volatility of our common stock and our ability to raise future equity capital; and the control of us retained by some of our stockholders and anti-takeover provisions; and other risks referenced from time to time in the Company's filings with the Securities and Exchange Commission. All forward-looking statements included in this release are based upon information available to Centennial as of the date of the release, and we assume no obligation to update or revise any such forward-looking statements.

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